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                                                                   EXHIBIT 10.52

                                PROMISSORY NOTE

Loan Amount: $850,000                                    Cupertino, California
Interest Rate: 5.3%                                      April __, 1999


     FOR VALUE RECEIVED, the undersigned, MANSOUR SAFAI ("BORROWER"), residing at 21789 Villa Oaks Lane, Saratoga, California, hereby promises to pay to the order of SYMANTEC CORPORATION, a Delaware corporation ("LENDER"), at its offices at 10201 Torre Ave., Cupertino California, or at such other place or to such other party as LENDER or the holder of this Note may designate by written notice to BORROWER, in lawful money of the United States of America, the principal sum of eight hundred and fifty thousand dollars ($850,000) with interest thereon to be paid as set forth below.

          1. Purpose of Loan. The purpose of the loan evidenced by this Note is to provide purchase money for the acquisition by BORROWER of the Property.

          2. Interest. Interest at a rate of 5.3% per annum will accrue on any unpaid principal until the principal is paid in full. Interest shall be payable as follows: all interest accrued prior to April 15, 2001 shall be due and payable on April 15, 2001; interest due thereafter shall be payable on an annual basis, the first such payment being due on April 15, 2002 and then on each April 15 thereafter, provided, however, that if such day is not a Business Day, then on the next succeeding Business Day. Notwithstanding the foregoing, if BORROWER is a full-time employee of LENDER (or any wholly owned subsidiary of LENDER) on April 15, 2001, or if BORROWER has ceased to be an employee of LENDER under the circumstances described in 6(d)(i) or 6(d)(ii) below prior to April 15, 2001, then the payment of interest hereunder shall be forgiven and waived by LENDER.

          3. Principal. The entire principal balance and any accrued interest shall be due and payable on April 15, 2009; provided, however, that if such day is not a Business Day then on the next succeeding Business Day, and provided further that the entire principal balance and any accrued interest shall be due and payable on April 15, 2004 if BORROWER has ceased to be an employee of LENDER under the circumstances described in 6(d)(i) or 6(d)(ii) below.

          4. Prepayment. BORROWER may prepay all or any portion of the loan evidenced by this Note at any time without penalty, fee or acceleration of the due date of this Note.

          5. Security. Payment of this Note shall be secured by a deed of trust (the "Deed of Trust"), given by BORROWER, as trustor, for the benefit of LENDER, as beneficiary, encumbering the principal residence of BORROWER located at 21789 Villa Oaks Lane, Saratoga, California (the "Property"). As a condition precedent to LENDER'S obligation to make the loan evidenced by this Note, BORROWER shall provide to LENDER such information as LENDER may reasonably require to ensure that the Deed of Trust will provide adequate security for the loan. Such information shall include, but shall not be limited to, a recent appraisal of the Property, an updated preliminary title report on the Property, and information regarding the amounts and terms of any other liens encumbering the Property. In the event that LENDER determines in its reasonable discretion that the Deed of Trust will not provide adequate security for the loan, BORROWER shall provide such additional security as LENDER may reasonably require, or LENDER shall not be obligated to make the loan.

          6. Acceleration of Due Date. The entire unpaid principal balance of this Note and accrued interest thereon, shall, at the election of LENDER, become immediately due and payable upon the occurrence of any of the following (an "Event of Default"), irrespective of the payment schedules set forth above:


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                (a)     Any failure on the part of BORROWER to make any payment
under this Note when the same is due;

                (b) Any failure on the part of BORROWER to perform or observe any of his obligations under this Note or the Deed of Trust or any other deed of trust, mortgage or security instrument which secures this Note or encumbers the Property as and when performance is due;

                (c) On such date thirty days after BORROWER'S employment relationship with LENDER or any wholly owned subsidiary of LENDER is terminated for Cause by LENDER;

                (d) On such date ninety days after BORROWER'S employment relationship with LENDER or any wholly owned subsidiary of LENDER is terminated for any reason by BORROWER; provided, however, that a termination by BORROWER under the following circumstances shall not be deemed an Event of Default;

                        (i) Within one year after the acquisition by any one party of a majority ownership interest in LENDER, or

                        (ii) Within one year after the sale by LENDER of all or substantial all of the assets associated with LENDER'S Internet Tools business unit (the "Sale of I-Tools"),

                (e) If BORROWER shall sell, transfer, convey or further encumber the Property or any part thereof, or any interest therein, or shall be divested of their title or any interest therein, either by any transfer, conveyance, contract of sale or in any manner or way, whether voluntarily or involuntarily, without the written consent of LENDER which shall not be unreasonably withheld being first had and obtained; consent to one transaction under this Paragraph 6(e) shall not constitute a waiver of the right to require consent to future or successive transactions;

                (f) If at any time BORROWER shall admit in writing his inability to pay his debts as they become due, or shall make any assignment for the benefit of any creditors, or shall file a petition seeking any reorganization, arrangement, composition, readjustment or similar release under any present or future statute, law or regulation, or on the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy or insolvency.

                7. Offset to Compensation. To the fullest extent permitted by law, upon any termination for Cause or BORROWER'S employment with LENDER, BORROWER hereby authorizes LENDER to offset any unpaid principal balance or interest due under this Note against any amounts owed by LENDER to BORROWER, including, but not limited to, any wages, salary, bonuses, accrued vacation or sick pay, and any other employment or consulting compensation or stock repurchase payments. LENDER shall promptly notify BORROWER in writing of any such offset, including an itemization of the amounts offset and the balance, if any, due and payable pursuant to this Note.

                8. Collection Costs Borne by BORROWER. BORROWER agrees to pay the reasonable costs and expenses, including without limitation reasonable attorney's fees, incurred by LENDER in any action brought to enforce the terms of this Note and/or to collect this Note, and any appeal thereof.

                9.      Miscellaneous.

                (a) No delay or omission on the part of LENDER in exercising any right under this Note or under the Deed of Trust or any other security agreement given to secure this Note shall operate as a waiver of such right or of any other right under this Note.

                (b) BORROWER expressly waives presentment, protest and demand, notice to protest, demand and dishonor and nonpayment of this Note and all other notices of any kind, and expressly



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agrees that this Note, or any payment thereunder, may be extended from time to time without in any way affecting the liability of BORROWER and endorsers hereof.

               10. Late Charge. If payment of principal or interest under this Note shall not be made within 10 days after the date due, BORROWER agrees to pay, in addition to the unpaid principal and interest, interest on any such unpaid amount at a rate of one and one-half percent (1.5%) per month, or at the maximum rate allowed by law, whichever is less. BORROWER agrees that the above-noted calculation represents a fair and reasonable estimate, considering all of the circumstances existing on the date of this Note, of the costs and expenses incident to handling and collecting such delinquent payment that will be sustained by LENDER due to the failure of BORROWER to make timely payment. The parties further agree that proof of actual damages would be costly and impracticable. Such charge shall be paid without prejudice to the right of LENDER to collect any other amounts provided to be paid or to declare a default under this Note or under the Deed of Trust referred to in this Note or from exercising any of the other rights and remedies of LENDER.

               11. Notices Under Other Obligations. BORROWER shall promptly send to LENDER copies of any notices received by BORROWER from the holder of any other deed of trust or mortgage encumbering the Property.

               12. Tax Related Payments by LENDER. During such time that BORROWER is a full-time employee of LENDER (or any wholly owned subsidiary of LENDER), LENDER agrees to pay to BORROWER as regular income an amount (in excess of BORROWER'S salary) to offset any federal, state or local income and employment taxes due from BORROWER in connection with any interest payment forgiven or waived by LENDER under Paragraph 2 of this Note. In calculating any such payment, it shall be assumed that BORROWER is required to pay the maximum federal, state and local tax rate then in effect.

               13. Governing Law. The Note shall be governed by the laws of the State of California and shall be construed in accordance therewith.

               14.    Definitions.

               (a) Business Day. As used in this Note the term "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday observed by employees of the State of California.

               (b)    Cause. As used in this Note the term "Cause" shall mean
(i) an intentional tort committed by BORROWER which causes loss, damage or injury to the property or reputation of LENDER or its subsidiaries, (ii) any crime or act of fraud or dishonesty committed by BORROWER against LENDER or its subsidiaries, (iii) the commission of a felony by BORROWER, (iv)the habitual neglect of the employment-related duties of BORROWER which is not cured within ten (10) days after written notice thereof by the President of LENDER, (v) the disregard by BORROWER of the written employment-related polices of LENDER or its subsidiaries which causes loss, damage or injury to the property or reputation of LENDER or its subsidiaries which is not cured with ten(10) days after written notice of such neglect by the President of LENDER.

               (c) Principal Residence. As used in this Note the term "principal residence" shall mean the home in which BORROWER resides on a continuous basis, or which BORROWER hold himself out as occupying as a principal residence.


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          15.  Successors. This Note shall be binding upon BORROWER and the personal representatives, heirs, successors and assigns of BORROWER.

          16. Severability. If any part of this Note is determined to be illegal or unenforceable, all other parts shall remain in full force and effect.

          BORROWER has set his hand to this Note effective as of the date set forth above.

          Dated: April __, 1999.

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                                                     MANSOUR SAFAI

          I, Susanne Gahnstedt, the spouse of BORROWER, do hereby consent to the borrowing by BORROWER of the loan evidenced by this Note on the terms and conditions set forth herein and to the granting of the Deed of Trust referred to in Paragraph 5 of this Note to secure the obligations of BORROWER under this Note. I acknowledge and agree that the loan evidenced by this Note is being made solely for the benefit of BORROWER; I shall not be entitled to the benefit of such loan nor shall I bear any liability for such loan.

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                                                   SUSANNE GAHNSTEDT


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